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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 1998

                                INNOVO GROUP INC.
               (Exact name of registrant as specified in charter)

          Delaware                       0-18926               11-2928178
(State or other jurisdiction           (Commission           (IRS Employer
      of Incorporation)                File Number)        Identification No.)

27 North Main Street, Springfield, Tennessee                           37172
   (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (615) 384-0100



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Item 7.  Financial Statements and Exhibits.

    (c) The following Exhibits are filed with or incorporated by reference in this Report as indicated below:

    99.1 Press Release dated October 13, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, The registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                             INNOVO GROUP INC.
                                             (Registrant)

                                             By:  /s/ L.E. Smith
                                                  ------------------------------
                                                  L.E. Smith, Chairman and
                                                  Chief Executive Officer

Date: October 14, 1998